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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 24, 2007
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                           BLUE RIVER BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------

          Indiana                      0-24501                   35-2016637
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                            29 East Washington Street
                           Shelbyville, Indiana 46176
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 398-9721
              (Registrant's Telephone Number, Including Area Code)
                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 26, 2007, Blue River Bancshares, Inc. (the "Company") issued a press release with respect to earnings for the quarter ended March 31, 2007. The full text of the press release is set forth in Exhibit 99.1 hereto.

     The information in this Item 2.02, including the exhibit attached hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 8.01. OTHER EVENTS.

     On April 24, 2007, the Board of Directors of the Company declared a quarterly dividend of $.0225 per common share. The dividend will be payable on June 1, 2007, to shareholders of record at the close of business on May 5, 2007.

     The Board of Directors also approved the implementation of a stock repurchase program, pursuant to which the Company may repurchase up to 50,000 of its shares of common stock. The stock repurchase program may be terminated or suspended at any time by resolution of the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) -- (c)    Not applicable.

      (d)           Exhibits.

      99.1   Press Release by Blue River Bancshares, Inc., dated April 26, 2007.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 26, 2007

                                        BLUE RIVER BANCSHARES, INC.

                                        By: /s/ Patrice M. Lima
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                                        Patrice M. Lima
                                        Vice President and Controller


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                                  EXHIBIT INDEX


Exhibit
Number     Description
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99.1       Press Release of Blue River Bancshares, Inc., dated April 26, 2007


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